EXHIBIT 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF W. RANDALL FOWLER, CHIEF FINANCIAL OFFICER
OF DEP HOLDINGS, LLC, THE GENERAL PARTNER OF
DUNCAN ENERGY PARTNERS L.P.

In connection with this quarterly report of Duncan Energy Partners L.P. (the “Registrant”) on Form 10-Q for the quarterly period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Randall Fowler, Chief Financial Officer of DEP Holdings, LLC, the general partner of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

             /s/ W. Randall Fowler
Name:   W. Randall Fowler
Title:     Chief Financial Officer of DEP Holdings, LLC
on behalf of Duncan Energy Partners L.P.

Date:      August 11, 2008